UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

ZIMMER ENERGY TRANSITION ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40500	86-2286053
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9 West 57th Street, 33rd Floor New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:(212) 371-8688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock and one-third of one Warrant to purchase one share of Class A common stock	ZTAQU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ZT	The Nasdaq Stock Market LLC
Warrants, exercisable for one share of Class A common stock for $11.50 per share	ZTAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 5, 2021, Zimmer Energy Transition Acquisition Corp. (the “Company”) announced that the holders of the Company’s units (the “Units”) may elect to separately trade the shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and warrants included in the Units commencing on August 6, 2021. Each Unit consists of one share of Class A Common Stock and one-third of one warrant to purchase one share of Class A Common Stock. Any Units not separated will continue to trade on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “ZTAQU.” Any underlying shares of Class A Common Stock and warrants that are separated will trade on Nasdaq under the symbols “ZT” and “ZTAQW,” respectively. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ Units into shares of Class A Common Stock and warrants.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

This report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this report are forward-looking statements. When used in this report, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. There can be no assurance that future developments affecting the Company will be those that the Company or its management team have anticipated and actual results could differ materially from those contemplated by the forward-looking statements. Forward-looking statements are subject to numerous risks, uncertainties and other assumptions, many of which are beyond the control of the Company, including, but not limited to, those factors set forth in the Risk Factors section of the Company’s registration statements and prospectus relating to the Company’s initial public offering filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s other SEC filings. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated August 5, 2021

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2021
ZIMMER ENERGY TRANSITION ACQUISITION CORP.

	By:	/s/ Stuart J. Zimmer
	Name:	Stuart J. Zimmer
	Title:	Chief Executive Officer and Chairman of the Board